Exhibit 32.1

                    Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001
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In connection with the accompanying Form 10-QSB of ELECTRONIC SENSOR TECHNOLOGY for the three months ended March 31, 2005, I, Edward Staples, Director and Chief Executive Officer of ELECTRONIC SENSOR TECHNOLOGY, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) such Form 10-QSB of ELECTRONIC SENSOR TECHNOLOGY for the three months ended March 31, 2005, fully complies with the requirements of Section 13
      (a) or 15 (d) of the Securities Exchange of 1934; and

(2) the information contained in such Form 10-QSB of ELECTRONIC SENSOR TECHNOLOGY for the three months ended March 31, 2005,fairly presents, in all material respects, the financial condition and results of operations of ELECTRONIC SENSOR TECHNOLOGY.


/s/ Edward Staples
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Edward Staples
Director and Chief Executive Officer

May 20, 2005